THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2018)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

CUSTOM VARIABLE UNIVERSAL LIFE

EXECUTIVE VARIABLE UNIVERSAL LIFE

SURVIVORSHIP VARIABLE UNIVERSAL LIFE

This Supplement amends certain information contained in the Prospectuses referenced above.

In the section titled, “Annual Portfolio Operating Expenses” the following is amended to read as follows:

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)	0.21%	1.40%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement*	0.21%	1.20%

In the section titled, “Charges and Deductions – Monthly Policy Charges and Service Charges” in the Custom Variable, Executive Variable and Survivorship Variable Universal Life; in the section titled “Deductions and Charges – Optional Benefits” in the Variable Life; in the section titled “Deductions and Charges – Expenses of the Portfolios” in the Variable CompLife; in the section titled “Charges and Expenses – Expenses of the Portfolios” in the Variable Executive Life and Variable Joint Life, the second to last sentence in the last paragraph is amended to read as follows:

After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.20%.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated December 28, 2018.